EXHIBIT INDEX

                          Form 8-K Current Report

                                                    Sequential
Exhibit No.              Description                Page Number
- -----------              -----------                -----------

    1               Amendment No. 2, dated
                    April 23, 1996, to Rights
                    Agreement dated as of June
                    26, 1986 (incorporated by
                    reference to Exhibit No. 3
                    to Registrant's Registration
                    Statement on Form 8-A dated
                    June 24, 1986, as amended by
                    Amendment No. 2 thereto,
                    dated April 24, 1996).


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